Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Beutel Goodman Core Plus Bond Fund

(formerly AMG Managers DoubleLine Core Plus Bond Fund)

Supplement dated June 4, 2021 to the Prospectus and Statement of Additional Information,

each dated May 24, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Beutel Goodman Core Plus Bond Fund (formerly AMG Managers DoubleLine Core Plus Bond Fund) (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

At a special meeting held on June 3, 2021, shareholders of the Fund approved (i) a new subadvisory agreement between AMG Funds LLC and Beutel, Goodman & Company Ltd. with respect to the Fund; (ii) the amendment of certain of the Fund’s fundamental investment restrictions; and (iii) a modified “manager-of-managers” structure for the Fund. The Fund is no longer seeking shareholder approval to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

The Fund continues to solicit proxies from Class N shareholders to approve an amended and restated distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “12b-1 Proposal”).

The Prospectus is amended as follows:

The following is added to the section titled “Additional Information About the Funds – Other Important Information About the Funds and their Investment Strategies and Risks – Investment Objectives” on page 40:

Notwithstanding the foregoing, AMG Beutel Goodman Core Plus Bond Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

In addition, the Prospectus is amended as follows unless and until such time as shareholders approve the 12b-1 Proposal:

The section titled “Shareholder Guide – Distribution and Service (12b-1 Fees)” on page 50 shall be revised to reflect that payments made pursuant to the 12b-1 Plan for Class N shares of the Fund may only be used to pay distribution expenses incurred in the current year.

In addition, the SAI is amended as follows unless and until such time as shareholders approve the 12b-1 Proposal:

In the section titled “Management of the Funds – Rule 12b-1 Distribution and Services Plans” beginning on page 97, the disclosure in the sub-section titled “Mid Cap Value Fund, Small/Mid Cap Growth Fund and Large Cap Growth Fund” describes the Fund’s Rule 12b-1 distribution and services plan and shall be revised to reflect that it applies to the Fund. The sub-section “Core Plus Bond Fund and International Equity Fund” shall be removed with respect to the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE